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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 6, 1995

                        FEDERAL PAPER BOARD COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 NORTH CAROLINA
                 (State or Other Jurisdiction of Incorporation)

        1-3838                                         22-0904830
(Commission File Number)                 (I.R.S. Employer Identification Number)

75 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY    07645
 (Address of Principal Executive Offices)     (Zip Code)

                                 (201) 391-1776
              (Registrant's Telephone Number, Including Area Code)

                    The Index to Exhibits appears on page 5.




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                       INFORMATION INCLUDED IN THIS REPORT


ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.

            On November 6, 1995, Federal Paper Board Company, Inc. (the "Registrant") and International Paper Company ("IP") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for a merger (the "Merger") pursuant to which, and subject to the terms thereof, the Registrant would become a wholly owned subsidiary of IP. As of the effective time of the Merger, each outstanding share of the Registrant's common stock (the "Registrant Common Stock"), other than shares as to which dissenters' rights may have been properly exercised, shares held in the treasury of the Registrant or by any of its subsidiaries and shares owned by IP or any of its subsidiaries, shall be converted into, at the election of the holder thereof, the right to receive one of the following (or a combination of both as determined under the Merger Agreement): (i) the number of shares of IP's common stock ("IP Common Stock") determined by dividing $55.00 by an average of the last sales price of IP Common Stock on the New York Stock Exchange, Inc. Composite Tape for the 20 consecutive trading days ending on the trading day which is five days prior to the closing of the Merger, subject to the limitation that not more than 1.612 and not less than 1.275 shares of IP Common Stock will be issued; and (ii) $55.00 in cash. The election to receive cash or IP Common Stock will be subject to adjustment so that approximately 49% of the Registrant Common Stock will be exchanged for cash, and 51% will be exchanged for shares of IP Common Stock. The Merger is intended to qualify as a tax-free reorganization.

            The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference in its entirety. A copy of the joint press release issued by the Registrant and IP on November 6, 1995 is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference in its entirety.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)     Financial Statements of Businesses Acquired.

                    NOT APPLICABLE.

            (b)     Pro Forma Financial Information.

                    NOT APPLICABLE.





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            (c)     Exhibits.

                    2.1 Agreement and Plan of Merger, dated as of November 6, 1995, among Federal Paper Board Company, Inc., International Paper Company and Focus Merger Co., Inc.

                    99.1 Joint Press Release issued by Federal Paper Board Company, Inc. and International Paper Company on November 6, 1995.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FEDERAL PAPER BOARD COMPANY, INC.

DATE:  November 16, 1995          By: /s/ Quentin J. Kennedy
                                      ------------------------------------------
                                      Name:  Quentin J. Kennedy
                                      Title: Director, Executive Vice President
                                               and Secretary





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                                INDEX TO EXHIBITS

Exhibit
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2.1       Agreement and Plan of Merger, dated as of November 6, 1995, among
          Federal Paper Board Company, Inc., International Paper Company and Focus Merger Co., Inc.

99.1 Joint Press Release issued by Federal Paper Board Company, Inc. and International Paper Company on November 6, 1995.